FMS FINANCIAL CORPORATION

For Immediate Release
---------------------

         July 26, 2004

For Further Information Contact:  (609) 386-2400
--------------------------------

         Craig W. Yates, President
         Channing L. Smith, Vice President and Chief Financial Officer

FMS FINANCIAL REPORTS 2nd QUARTER EARNINGS


Burlington,  New Jersey,  (July 26, 2004) - FMS Financial  Corporation,  (NASDAQ
Symbol: "FMCO") today reported quarterly net income of $2,072,657 or $.32 diluted earnings per share for the quarter ended June 30, 2004 as compared to net income of $1,299,972 or $.20 diluted earnings per share for the same period in 2003. Earnings for the six months ended June 30, 2004 were $4,150,544 or $.64 diluted earnings per share as compared to net income of $3,139,895 or $.48 diluted earnings per share for the first six months of 2003.

Net interest income after provision for loan losses totaled to $18.1 million for the six months ended June 30, 2004 compared to $15.5 million for the same period in 2003. Total interest income increased to $27.2 million during the six months ended June 30, 2004 from $25.9 million for the same period in 2003. Total interest expense decreased to $8.9 million during the six months ended June 30, 2004 from $10.2 million for the same period in 2003.

Total assets were $1.2 billion and deposits totaled $907.5 million at June 30, 2004. Non-performing loans at June 30, 2004 amounted to $2.2 million or 0.53% of total loans. The allowance for loan losses was $4.6 million at June 30, 2004 or 205% of non-performing loans. Core, tangible and risk-based capital continue to exceed all regulatory requirements.

FMS Financial Corporation is the holding company for Farmers & Mechanics Bank that operates forty banking offices in Burlington, Camden and Mercer Counties, New Jersey.

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
FMS FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
---------------------------------------------------------------------------------------------------------------------
                                                                                    June 30, 2004   December 31, 2003
                                                                                              (Unaudited)
---------------------------------------------------------------------------------------------------------------------

ASSETS
---------------------------------------------------------------------------------------------------------------------
     Cash and amounts due from depository institutions                             $    40,595,523    $    41,022,232
     Interest-bearing deposits                                                              63,291            142,929
     Short term funds                                                                   53,673,058         31,169,476
                                                                                   ---------------    ---------------

         Total cash and cash equivalents                                                94,331,872         72,334,637
     Investment securities held to maturity                                            189,176,335        250,383,262
     Investment securities available for sale                                          169,987,586        149,230,862
     Loans, net                                                                        419,173,791        402,606,056
     Mortgage-backed securities held to maturity                                       311,266,421        294,915,606
     Accrued interest receivable                                                         5,603,511          5,203,748
     Federal Home Loan Bank stock                                                       11,750,120         11,809,620
     Real estate owned, net                                                                      0             48,294
     Office properties and equipment, net                                               31,188,366         31,429,069
     Deferred income taxes                                                               2,034,218          2,043,909
     Core deposit intangible                                                             2,950,134          3,308,238
     Prepaid expenses and other assets                                                   2,103,730          1,603,294
     FMS Statutory Trust 1 issue costs, net                                                601,233            640,154
                                                                                   ---------------    ---------------
TOTAL ASSETS                                                                       $ 1,240,167,317    $ 1,225,556,749
                                                                                   ===============    ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

Liabilities:
     Deposits                                                                      $   907,516,125    $   893,006,498
     Securities sold under agreements to repurchase                                    225,000,000        225,000,000
     Advances from the Federal Home Loan Bank                                           10,000,000         11,191,047
     FMS Statutory Trust 1 debentures                                                   25,774,000         25,774,000
     Advances by borrowers for taxes and insurance                                       2,439,394          2,142,499
     Accrued interest payable                                                            1,279,011          1,319,501
     Dividends payable                                                                     195,029            194,576
     Other liabilities                                                                   2,605,180          4,098,885
                                                                                   ---------------    ---------------
     Total liabilities                                                               1,174,808,739      1,162,727,006
                                                                                   ---------------    ---------------
Commitments and contingencies
Stockholders' Equity:
     Preferred stock - $.10 par value 5,000,000 shares  authorized;  none issued
     Common stock - $.10 par value 10,000,000 shares authorized; shares issued 7,990,142 and 7,975,059 and shares outstanding 6,500,960
         and 6,485,877 as of June 30, 2004 and December 31, 2003, respectively             799,014            797,506
     Paid-in capital in excess of par                                                    8,544,121          8,507,333
     Accumulated other comprehensive income - net of deferred income taxes                (468,130)           802,239
     Retained earnings                                                                  67,418,572         63,657,664
     Less:  Treasury stock (1,489,182 and 1,489,182 shares, at cost, as of
         June 30, 2004 and December 31, 2003, respectively)                            (10,934,999)       (10,934,999)
                                                                                   ---------------    ---------------
Total stockholders' equity                                                              65,358,578         62,829,743
                                                                                   ---------------    ---------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                         $ 1,240,167,317    $ 1,225,556,749
                                                                                   ===============    ===============

FMS FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
                                                                   Three Months ended             Six Months ended
                                                                        June 30,                       June 30,
------------------------------------------------------------------------------------------   ----------------------------
                                                                  2004             2003          2004            2003
                                                              ------------    ------------   ------------    ------------
                                                                       (Unaudited)                 (Unaudited)
INTEREST  INCOME:
Interest income on:
    Loans                                                     $  6,059,107    $  6,058,727   $ 12,110,883    $ 12,284,453
    Mortgage-backed securities                                   4,072,439       3,770,334      8,013,004       8,306,479
    Investments                                                  3,453,157       2,608,387      7,102,094       5,278,711
                                                              ------------    ------------   ------------    ------------
Total interest income                                           13,584,703      12,437,448     27,225,981      25,869,643
                                                              ------------    ------------   ------------    ------------
INTEREST EXPENSE:
Interest expense on:
    Deposits                                                     1,825,981       2,236,527      3,606,190       4,837,741
    Borrowings                                                   2,345,984       2,365,150      4,700,898       4,707,350
    Long term debt                                                 335,240         327,575        639,038         659,142
                                                              ------------    ------------   ------------    ------------
Total interest expense                                           4,507,205       4,929,252      8,946,126      10,204,233
                                                              ------------    ------------   ------------    ------------
NET INTEREST INCOME                                              9,077,498       7,508,196     18,279,855      15,665,410
PROVISION FOR LOAN LOSSES                                           75,000          60,000        150,000         120,000
                                                              ------------    ------------   ------------    ------------
NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                              9,002,498       7,448,196     18,129,855      15,545,410
                                                              ------------    ------------   ------------    ------------
OTHER INCOME (EXPENSE):
    Loan service charges and other fees                             29,932          19,920         59,176          43,734
    Gain on sale of real estate held for development, net                0               0              0         600,780
    Gain on sale of loans                                                0              22              1              51
    Gain on sale of investment securities                                0         222,743        100,056         222,743
    Gain on disposal of fixed assets                                46,080               0         46,080        (141,151)
    Real estate owned operations, net                               (3,284)         28,035         (4,547)         21,205
    Service charges on accounts                                  1,322,312       1,184,345      2,526,552       2,256,242
    Other income                                                    35,180          46,112         64,315          69,465
                                                              ------------    ------------   ------------    ------------
Total other income                                               1,430,220       1,501,177      2,791,633       3,073,069
                                                              ------------    ------------   ------------    ------------
OPERATING EXPENSES:
    Salaries and employee benefits                               4,074,148       3,907,795      8,199,780       7,731,197
    Occupancy and equipment                                      1,302,436       1,360,201      2,682,092       2,688,716
    Purchased services                                             748,290         723,733      1,445,012       1,397,758
    Federal deposit insurance premiums                              33,282          31,386         65,547          63,582
    Professional fees                                              167,895         163,703        333,678         341,419
    Advertising                                                    104,063         117,245        216,026         232,856
    Amortization of core deposit intangible                        179,052          65,757        358,104          65,757
    Other                                                          364,166         442,754        701,350         924,915
                                                              ------------    ------------   ------------    ------------

Total operating expenses                                         6,973,332       6,812,574     14,001,589      13,446,200
                                                              ------------    ------------   ------------    ------------

INCOME BEFORE INCOME TAXES                                       3,459,386       2,136,799      6,919,899       5,172,279

INCOME TAXES                                                     1,386,729         836,827      2,769,355       2,032,384
                                                              ------------    ------------   ------------    ------------
NET INCOME                                                    $  2,072,657    $  1,299,972   $  4,150,544    $  3,139,895
                                                              ============    ============   ============    ============

 BASIC EARNINGS PER COMMON SHARE                              $       0.32    $       0.20   $       0.64    $       0.49
                                                              ============    ============   ============    ============
 DILUTED EARNINGS PER COMMON SHARE                            $       0.32    $       0.20   $       0.64    $       0.48
                                                              ============    ============   ============    ============
  Dividends declared per common share                         $       0.03    $       0.03   $       0.06    $       0.06
                                                              ============    ============   ============    ============

 Weighted average common shares outstanding                      6,492,516       6,473,606      6,489,421       6,468,706
 Potential dilutive effect of the exercise of stock options         37,920          45,208         38,631          39,763
                                                              ------------    ------------   ------------    ------------
 Adjusted weighted average common shares outstanding             6,530,436       6,518,814      6,528,052       6,508,469
                                                              ============    ============   ============    ============